UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 14, 2016

ARMADA HOFFLER PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-35908 (Commission File Number)	46-1214914 (IRS Employer Identification No.)

222 Central Park Avenue, Suite 2100 Virginia Beach, Virginia (Address of principal executive offices)	23462 (Zip Code)

Registrant’s telephone number, including area code: (757) 366-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 20, 2016, Armada Hoffler Properties, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the Company’s acquisition of a portfolio of 11 retail properties (the “Retail Portfolio”). This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Original 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

•                  Unaudited Combined Statement of Revenues and Certain Operating Expenses of the Retail Portfolio for the nine months ended September 30, 2015

•                  Audited Combined Statement of Revenues and Certain Operating Expenses of the Retail Portfolio for the year ended December 31, 2014

•                  Notes to Combined Statements of Revenues and Certain Operating Expenses

(b) Pro forma financial information.

•                  Unaudited Pro Forma Consolidated Balance Sheet of the Company as of September 30, 2015

•                  Unaudited Pro Forma Consolidated Statement of Operations of the Company for the Nine Months Ended September 30, 2015

•                  Unaudited Pro Forma Consolidated Statement of Operations of the Company for the Year Ended December 31, 2014

•                  Notes to Unaudited Pro Forma Consolidated Financial Statements

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMADA HOFFLER PROPERTIES, INC.

Date: April 1, 2016	/s/ MICHAEL P. O’HARA
Michael P. O’Hara
Chief Financial Officer and Treasurer

3

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

4

ARMADA HOFFLER PROPERTIES, INC.

Independent Auditor’s Report

To the Board of Directors and Stockholders of

Armada Hoffler Properties, Inc.:

We have audited the accompanying combined statement of revenues and certain operating expenses of the Retail Portfolio described in Note 1 for the year ended December 31, 2014.

Management’s Responsibility for the Combined Statement of Revenues and Certain Operating Expenses

Management is responsible for the preparation and fair presentation of the combined statement of revenues and certain operating expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined statement of revenues and certain operating expenses that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on this combined statement of revenues and certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain operating expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined statement of revenues and certain operating expenses. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the combined statement of revenues and certain operating expenses, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the entity’s preparation and fair presentation of the combined statement of revenues and certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain operating expenses. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the Retail Portfolio for the year ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying combined statement of revenues and certain operating expenses of the Retail Portfolio was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Retail Portfolio’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP
Cleveland, OH
April 1, 2016

Retail Portfolio

Combined Statements of Revenues and Certain Operating Expenses

(In thousands)

	(Unaudited)
	Nine Months Ended	Year Ended
	September 30, 2015	December 31, 2014
Revenues
Rental revenue	$9,192	$11,713
Tenant recoveries	2,633	3,371
Ancillary and other income	97	146
Total revenues	11,922	15,230

Certain operating expenses
Real estate taxes and insurance	1,601	2,131
Operating and maintenance	1,508	1,695
Management fees	530	652
Total certain operating expenses	3,639	4,478
Revenues in excess of certain operating expenses	$8,283	$10,752

See accompanying Notes to Combined Statements of Revenues and Certain Operating Expenses.

Retail Portfolio

Notes to Combined Statements of Revenues and Certain Operating Expenses

1. Basis of Presentation

The accompanying combined statements of revenues and certain operating expenses include the operations of a portfolio of 11 retail centers located throughout the Mid-Atlantic and Southeastern United States (the “Retail Portfolio”), which Armada Hoffler Properties, Inc. (the “Company”) acquired on January 14, 2016.

The accompanying combined statements of revenues and certain operating expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Retail Portfolio, have been excluded. Such items include depreciation, amortization, interest expense, interest income and amortization of above- and below-market leases. The Company is not aware of any material factors during the year ended December 31, 2014 or the nine months ended September 30, 2015 that would cause the reported financial information not to be indicative of future operating results.

The accompanying combined statements of revenues and certain operating expenses of the Retail Portfolio have been presented on a combined basis as the 11 retail centers were under common management and ownership during the periods presented.

The accompanying interim combined statement of revenues and certain operating expenses for the nine months ended September 30, 2015 is unaudited. In the opinion of management, all adjustments, consisting only of normal and recurring adjustments considered necessary for a fair statement, have been included. The reported results are not necessarily indicative of the results that may be expected for the full year.

2. Summary of Significant Accounting Policies

Revenue Recognition

The Retail Portfolio recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant recoveries related to reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. Tenant recoveries and reimbursable expenses are recognized and presented gross, as the Retail Portfolio is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier and bears the associated credit risk.

Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting periods to present the combined statements of revenues and certain operating expenses in conformity with US GAAP. Actual results could differ from those estimates.

3. Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space in the Retail Portfolio. As of September 30, 2015, the minimum future cash rents receivable under noncancelable operating leases in each of the next five years and thereafter are as follows (unaudited):

(In thousands)
Three months ending December 31, 2015	$3,051
2016	12,142
2017	11,290
2018	10,568
2019	9,363
2020	5,912
Thereafter	13,304
$65,630

Leases generally require reimbursement of the tenant’s proportional share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

4. Tenant Concentrations

For the nine months ended September 30, 2015 and the year ended December 31, 2014, two tenants combined to represent 20% (unaudited) and 21%, respectively, of the Retail Portfolio’s rental revenues.

5. Related Party Transactions

The prior owner of the Retail Portfolio arranged for property and liability insurance for each of the properties comprising the Retail Portfolio. Insurance premiums incurred by the prior owner on behalf of the Retail Portfolio and reimbursed to the prior owner were approximately $224,000 (unaudited) and $340,000 for the nine months ended September 30, 2015 and the year ended December 31, 2014, respectively.

The prior owner of the Retail Portfolio provided certain maintenance services to the properties comprising the Retail Portfolio. For the nine months ended September 30, 2015 and the year ended December 31, 2014, maintenance services costs of approximately $78,000 (unaudited) and $73,000, respectively, were included in operating and maintenance expenses in the combined statements of revenues and certain operating expenses.

The prior owner of the Retail Portfolio provided management services to the properties comprising the Retail Portfolio. For the nine months ended September 30, 2015 and the year ended December 31, 2014, management fees of approximately $530,000 (unaudited) and $652,000, respectively, were included in the combined statements of revenues and certain operating expenses.

6. Commitments and Contingencies

The Retail Portfolio is subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management believes that the ultimate settlement of these actions will not have a material adverse effect on the Retail Portfolio’s results of operations.

7. Subsequent Events

Management evaluated subsequent events through April 1, 2016, the date the financial statements were available to be issued.

ARMADA HOFFLER PROPERTIES, INC.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

On January 14, 2016, a wholly owned subsidiary of Armada Hoffler Properties, Inc. (the “Company”) completed the previously announced acquisition of a portfolio of 11 retail properties aggregating 1.1 million square feet (the “Retail Portfolio”) for a total purchase price of $170.5 million in cash.

The Company funded the acquisition of the Retail Portfolio with the net proceeds from the sale of the Richmond Tower office building, which closed on January 8, 2016, and the Oceaneering office building, which closed on October 30, 2015, and borrowings under the Company’s unsecured credit facility. On December 9, 2015, the Company completed an underwritten public offering of 3.5 million shares of common stock (the “Offering”). The net proceeds to the Company from the Offering after deducting the underwriting discount and related offering costs were $35.1 million, of which the Company used $34.0 million to repay amounts borrowed under its unsecured credit facility.

The accompanying unaudited pro forma consolidated financial statements of the Company have been prepared to reflect the impact of the acquisition of the Retail Portfolio, the sales of the Richmond Tower and Oceaneering office buildings and the Offering on the Company’s historical consolidated financial statements. The unaudited pro forma consolidated balance sheet as of September 30, 2015 is based on the Company’s historical consolidated balance sheet as of the same date and gives effect to the acquisition of the Retail Portfolio, the sales of the Richmond Tower and Oceaneering office buildings and the Offering as if each had occurred on September 30, 2015. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2015 and the year ended December 31, 2014 are based on the historical consolidated statements of operations of the Company for the same periods and give effect to the acquisition of the Retail Portfolio, the sales of the Richmond Tower and Oceaneering office buildings and the Offering as if each had occurred on January 1, 2014. The Company has based the unaudited pro forma adjustments on available information and assumptions that the Company believes are reasonable.

The accompanying unaudited pro forma consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of what the Company’s actual financial condition or results of operations would have been had the acquisition of the Retail Portfolio, the sales of the Richmond Tower and Oceaneering office buildings and the Offering been completed on the dates indicated, nor does it purport to be indicative of the Company’s financial condition as of any future date or the Company’s results of operations for any future period.

The accompanying unaudited pro forma consolidated financial statements and notes thereto should be read in conjunction with the consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

ARMADA HOFFLER PROPERTIES, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

(In thousands, except par value and share data)

(Unaudited)

	Historical	Richmond				Offering and		Acquired		Pro Forma
	September 30, 2015	Tower		Oceaneering		Use of Proceeds		Retail Portfolio		September 30, 2015
ASSETS
Real estate investments:
Income producing property	$649,029	$(48,899	)(a)	$(23,079	)(d)	$—		$164,540	(k)	$741,591
Held for development	1,180	—		—		—		—		1,180
Construction in progress	35,407	—		—		—		—		35,407
	685,616	(48,899)		(23,079)		—		164,540		778,178
Accumulated depreciation	(129,996)	8,524	(a)	552	(d)	—		—		(120,920)
Net real estate investments	555,620	(40,375)		(22,527)		—		164,540		657,258
Cash and cash equivalents	15,191	77,219	(b)	9,948	(e)	1,056	(g)	(88,371	)(l)	15,043
Restricted cash	4,243	—		—		—		—		4,243
Accounts receivable, net	22,006	(8,730	)(a)	(511	)(d)	—		—		12,765
Construction receivables, including retentions	48,097	—		—		—		—		48,097
Construction contract costs and estimated earnings in excess of billings	289	—		—		—		—		289
Other assets	48,647	(2,048	)(a)	(1,171	)(d)	—		23,014	(m)	68,442
Total Assets	$694,093	$26,066		$(14,261)		$1,056		$99,183		$806,137
LIABILITIES AND EQUITY
Indebtedness	$420,145	$—		$(18,707	)(d)	$(34,000	)(h)	$83,000	(n)	$450,438
Accounts payable and accrued liabilities	6,278	(52	)(a)	(191	)(d)	—		—		6,035
Construction payables, including retentions	54,159	—		—		—		—		54,159
Billings in excess of construction contract costs and estimated earnings	2,512	—		—		—		—		2,512
Other liabilities	25,350	(41	)(a)	(164	)(d)	587	(i)	17,170	(o)	42,902
Total Liabilities	508,444	(93)		(19,062)		(33,413)		100,170		556,046
Stockholders’ equity:
Common stock, $0.01 par value, 500,000,000 shares authorized, 26,260,685 shares issued and outstanding	262	—		—		34	(j)	—		296
Additional paid-in capital	64,027	—		—		35,022	(j)	—		99,049
Distributions in excess of earnings	(53,225)	16,238	(c)	2,980	(f)	(587	)(i)	(641	)(p)	(35,235)
Accumulated other comprehensive loss	(972)	—		—		—		—		(972)
Total stockholders’ equity	10,092	16,238		2,980		34,469		(641)		63,138
Noncontrolling interests	175,557	9,921	(c)	1,821	(f)	—		(346	)(p)	186,953
Total Equity	185,649	26,159	(c)	4,801	(f)	34,469		(987	)(p)	250,091
Total Liabilities and Equity	$694,093	$26,066		$(14,261)		$1,056		$99,183		$806,137

See accompanying notes to unaudited pro forma consolidated financial statements.

ARMADA HOFFLER PROPERTIES, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Historical							Pro Forma
	Nine Months Ended	Richmond				Acquired		Nine Months Ended
	September 30, 2015	Tower		Oceaneering		Retail Portfolio		September 30, 2015
Revenues
Rental revenues	$59,401	$(6,430	)(q)	$(1,437	)(r)	$13,846	(s)	$65,380
General contracting and real estate services revenues	129,959	—		—		—		129,959
Total revenues	189,360	(6,430)		(1,437)		13,846		195,339

Expenses
Rental expenses	14,256	(882	)(q)	(51	)(r)	2,262	(t)	15,585
Real estate taxes	5,672	(514	)(q)	(102	)(r)	1,377	(t)	6,433
General contracting and real estate services expenses	125,141	—		—		—		125,141
Depreciation and amortization	16,991	(1,401	)(q)	(593	)(r)	6,040	(u)	21,037
General and administrative expenses	6,297	(3	)(q)	(3	)(r)	—		6,291
Acquisition, development and other pursuit costs	1,050	—		—		—		1,050
Impairment charges	23	—		—		—		23
Total expenses	169,430	(2,800)		(749)		9,679		175,560
Operating income	19,930	(3,630)		(688)		4,167		19,779
Interest expense	(9,922)	—		225	(r)	(700	)(v)	(10,397)
Loss on extinguishment of debt	(410)	—		—		—		(410)
Gain on real estate dispositions	13,407	—		—		—		13,407
Other loss	(182)	—		—		—		(182)
Income before taxes	22,823	(3,630)		(463)		3,467		22,197
Income tax provision	(83)	—		—		—		(83)
Net income	22,740	(3,630)		(463)		3,467		22,114
Net income attributable to noncontrolling interests	(8,426)	1,352	(q)	172	(r)	(692	)(w)	(7,594)
Net income attributable to stockholders	$14,314	$(2,278	)(q)	$(291	)(r)	$2,775	(w)	$14,520
Net income per share and unit:
Basic and diluted	$0.56							$0.50

Weighted average outstanding:
Common shares	25,532							28,982 (x)
Operating partnership units	15,159							15,159
Basic and diluted	40,691							44,141

See accompanying notes to unaudited pro forma consolidated financial statements.

ARMADA HOFFLER PROPERTIES, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Historical							Pro Forma
	Year Ended	Richmond				Acquired		Year Ended
	December 31, 2014	Tower		Oceaneering		Retail Portfolio		December 31, 2014
Revenues
Rental revenues	$64,746	$(8,589	)(q)	$—	(r)	$17,911	(s)	$74,068
General contracting and real estate services revenues	103,321	—		—		—		103,321
Total revenues	168,067	(8,589)		—		17,911		177,389
Expenses
Rental expenses	16,667	(1,096	)(q)	—	(r)	2,687	(t)	18,258
Real estate taxes	5,743	(685	)(q)	—	(r)	1,791	(t)	6,849
General contracting and real estate services expenses	98,754	—		—		—		98,754
Depreciation and amortization	17,569	(1,840	)(q)	—	(r)	8,354	(u)	24,083
General and administrative expenses	7,711	(14	)(q)	—	(r)	—		7,697
Acquisition, development and other pursuit costs	229	—		—		—	(z)	229
Impairment charges	15	—		—		—		15
Total expenses	146,688	(3,635)		—		12,832		155,885
Operating income	21,379	(4,954)		—		5,079		21,504
Interest expense	(10,648)	—		—	(r)	(1,019	)(v)	(11,667)
Loss on extinguishment of debt	—	—		—		—		—
Gain on real estate dispositions	2,211	—	(y)	—	(y)	—		2,211
Other loss	(113)	—		—		—		(113)
Income before taxes	12,829	(4,954)		—		4,060		11,935
Income tax provision	(70)	—		—		—		(70)
Net income	12,759	(4,954)		—		4,060		11,865
Net income attributable to noncontrolling interests	(5,068)	1,995	(q)	—	(r)	(1,278	)(w)	(4,351)
Net income attributable to stockholders	$7,691	$(2,959	)(q)	$—	(r)	$2,782	(w)	$7,514
Net income per share:
Basic and diluted	$0.37							$0.31
Net income per unit:
Basic and diluted	$0.36							$0.31
Weighted average outstanding:
Common shares	20,946							24,396 (x)
Operating partnership units	14,125							14,125
Basic and diluted	35,071							38,521

See accompanying notes to unaudited pro forma consolidated financial statements.

ARMADA HOFFLER PROPERTIES, INC.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

1.              Preliminary Purchase Price Allocation

The following table summarizes the estimated acquisition date fair values of the assets acquired and liabilities assumed of the Retail Portfolio (in thousands):

Land	$67,850
Site improvements	4,260
Buildings and improvements	92,430
In-place leases	20,830
Above-market leases	1,980
Below-market leases	(16,850)
Net assets acquired	$170,500

The preceding represents the Company’s preliminary allocation of the purchase price of the Retail Portfolio. The Company is in the process of completing the allocation of the purchase price of the Retail Portfolio, which the Company expects to complete later this year. The final allocation of the purchase price of the Retail Portfolio will be based on the Company’s assessment of the fair value of the acquired assets and liabilities assumed. The Company’s final purchase price allocation could differ materially from that presented herein.

2.              Pro Forma Adjustments

(a)         Reflects the elimination of the assets and liabilities directly attributable to the Richmond Tower office building.

(b)         Represents the estimated net cash consideration received by the Company if the sale of the Richmond Tower office building had been completed on September 30, 2015.

(c)          Represents the net increase to total equity and the attribution of such increase to stockholders and noncontrolling interests as a result of the estimated gain on the sale of the Richmond Tower office building recognized by the Company if such sale had been completed on September 30, 2015 (in thousands):

Sales price	$78,000
Less: property basis as of September 30, 2015	(50,916)
Less: estimated closing costs	(925)
Estimated gain on sale	$26,159

(d)         Reflects the elimination of the assets and liabilities directly attributable to the Oceaneering office building.

(e)          Represents the estimated net cash consideration received by the Company if the sale of the Oceaneering office building and the repayment of the indebtedness secured by the property had been completed on September 30, 2015.

(f)           Represents the net increase to total equity and the attribution of such increase to stockholders and noncontrolling interests as a result of: 1) the estimated gain on the sale of the Oceaneering office building recognized by the Company if such sale had been completed on September 30, 2015 and 2) the estimated loss on extinguishment of debt resulting from the repayment of the indebtedness secured by the Oceaneering office building if such repayment had occurred on September 30, 2015 (in thousands):

Sales price	$30,000
Less: property basis as of September 30, 2015	(24,046)
Less: estimated closing costs	(1,047)
Estimated gain on sale	4,907
Estimated loss on extinguishment of debt	(106)
Estimated net increase to total equity	$4,801

(g)          Represents the remaining net proceeds from the Offering after the repayment of amounts outstanding under the Company’s unsecured credit facility described in pro forma adjustment (h).

(h)         Reflects the use of $34.0 million of the net proceeds from the Offering to repay amounts borrowed under the Company’s unsecured credit facility.

(i)             Reflects the accrued dividends associated with the issuance of 3.5 million shares of common stock in the Offering.

(j)            Represents the net proceeds to the Company from the Offering completed on December 9, 2015.

(k)         Represents the real estate assets of the acquired Retail Portfolio at fair value as previously described in Note 1.

(l)             Reflects the use of the net proceeds from the sales of the Richmond Tower and Oceaneering office buildings and additional cash on hand to partially fund the acquisition of the Retail Portfolio.

(m)     Represents the identified intangible assets of the acquired Retail Portfolio at fair value as previously described in Note 1 as well as $204,000 of debt issuance costs incurred in connection with the borrowings under the Company’s unsecured credit facility as described in pro forma adjustment (n).

(n)         Reflects the borrowings under the Company’s unsecured credit facility to partially fund the acquisition of the Retail Portfolio.

(o)         Represents the identified intangible liabilities of the acquired Retail Portfolio at fair value as previously described in Note 1 and $320,000 of tenant security deposits.

(p)         Represents estimated acquisition costs directly related to the Retail Portfolio and the attribution of such costs to stockholders and noncontrolling interests.

(q)         Reflects the elimination of the revenues and expenses directly attributable to the Richmond Tower office building.

(r)            Reflects the elimination of the revenues and expenses directly attributable to the Oceaneering office building. During the year ended December 31, 2014, the Company did not recognize any revenues or expenses from the Oceaneering office building because the building was under construction.

(s)           Represents the historical operations of the Retail Portfolio as presented in the accompanying combined statements of revenues and certain operating expenses and reflects estimated amortization of above (below) market leases of $1.9 million and $2.5 million for the nine months ended September 30, 2015 and the year ended December 31, 2014, respectively. The Company amortizes above-market lease assets as reductions to rental revenues on a straight-line basis over the remaining term of the related leases. The Company amortizes below-market lease liabilities as increases to rental revenues on a straight-line basis over the remaining term of the related leases. Also reflects the adjustment to recognize base rents on a straight-line basis beginning on January 1, 2014.

(t)            Represents the historical operations of the Retail Portfolio as presented in the accompanying combined statements of revenues and certain operating expenses.

(u)         Reflects estimated depreciation of real estate assets and amortization of in-place lease assets of the acquired Retail Portfolio. Buildings are depreciated on a straight-line basis over their remaining estimated useful lives not to exceed 39 years. Site and other capital improvements are depreciated on a straight-line basis over their remaining estimated useful lives not to exceed 20 years. The Company amortizes in-place lease assets on a straight-line basis over the remaining term of the related leases.

(v)         Reflects the estimated interest expense on the net borrowings under the Company’s unsecured credit facility as described in pro forma adjustments (h) and (n) as well as the estimated amortization of the $204,000 of debt issuance costs described in pro forma adjustment (m).

(w)       Represents the attribution of net income of the acquired retail portfolio to stockholders and noncontrolling interests and reflects the impact of the issuance of 3.5 million shares of common stock in the Offering.

(x)         Reflects the impact of the issuance of 3.5 million shares of common stock in the Offering.

(y)         No estimated gain on the sales of the Richmond Tower and Oceaneering office buildings has been reflected in the pro forma consolidated statement of operations as such gain is nonrecurring in nature.

(z)          No acquisition costs associated with the Retail Portfolio have been reflected in the pro forma consolidated statement of operations as such costs are nonrecurring in nature.